SCHEDULE 14 C


                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               Check the appropriate box:

                    [   ]    Preliminary information statement
                    [ X ]    Definitive information statement



                                  UNICORP, INC.

                  (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)



               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                             [ X ] No fee required.



(1) Title of each class of securities to which transaction applies: Not Applicable.
(2)  Aggregate  number  of  securities  to  which  transaction  applies:  Not
     Applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable.
(4)  Proposed  maximum  aggregate  value  of  transaction:  Not  Applicable.
(5)  Total  fee  paid:  Not  Applicable.

                              INFORMATION STATEMENT

                                  UNICORP, INC.
                            ONE RIVERWAY, SUITE 1700
                              HOUSTON, TEXAS 77056

                                 January 4, 2002


Dear Stockholder:

This Information Statement is being provided to inform you that Equitable Assets, Incorporated ("Equitable"), who holds approximately 95.1percent of the outstanding common stock of UNICORP, Inc. (the "Company"), has delivered to the Company a written consent by which Equitable has requested and consented to the following actions (the "Actions"): (i) the election of a sole director of the Company, and (ii) amendments to the Articles of Incorporation of the Company as described in the Information Statement; and (iii) a 100 for 1 forward split of outstanding common stock immediately followed by a 1 for 2003 reverse split of the Company's common stock, with no shareholder receiving less than 100 shares after the reverse split.

The actions taken by Equitable's consent will become effective 20 days from the date hereof.

This Information Statement is being provided to you for information purposes only. Your vote is not required to approve the Actions. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

Very truly yours,


Louis G. Mehr
President

                                  UNICORP, INC.
                            ONE RIVERWAY, SUITE 1700
                              HOUSTON, TEXAS 77056
                                 (713) 961-2696


                              INFORMATION STATEMENT


Notice to Stockholders pursuant to Section 14(c) of the Securities Exchange Act of 1934.


 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


This Information Statement is being provided to inform you that Equitable Assets, Incorporated ("Equitable"), who holds approximately 95.1 percent of the outstanding common stock, par value $0.01 per share (the "Common Stock") of UNICORP, Inc. (the "Company"), has delivered to the Company a written consent by which Equitable has requested and consented to the following actions (the
"Actions"): (i) the election of a director of the Company, (ii) amendments to the Articles of Incorporation of the Company as described herein and (iii) a 100 for 1 forward split of outstanding common stock immediately followed by a 1 for 2003 reverse split of the Company's common stock, with no shareholder receiving less than 100 shares after the reverse split.

This Information Statement is furnished for informational purposes only, and does not relate to an annual meeting or special meeting in lieu of an annual meeting. Your vote is not required to approve the Actions. You are not being asked to send a proxy and you are requested not to send one. This Information Statement is being mailed on or about to holders of record of the Company's Common Stock at the close of business on July 1, 2001.

EQUITABLE'S ACTIONS BY WRITTEN CONSENT IN LIEU OF A MEETING

Equitable has executed and delivered to us an action by written consent (the "Consent') pursuant to Section 78.320 of the Nevada Revised Statutes (the
"Private Corporations Law") signed by it and dated July 1, 2001. By such Consent, Equitable has voted, pursuant to Sections 78.320, 78.385 and 78.390 of the Private Corporations Law, (i) to elect the individual listed below under "Elected Director" as director of the Company (Item No. 1), (ii) to amend the Articles of Incorporation in the manner summarized under "Amendment to the Articles of Incorporation to Modify Capital Structure" (Item No. 2, Item No. 3 and Item No. 4), and more fully set forth in Appendix A, and (iii) and to effect a 100 for 1 forward split of outstanding common stock immediately followed by a 1 for 2003 reverse split of the Company's common stock, with no shareholder receiving less than 100 shares after the reverse split (Item No.
5).

Under Nevada law, our stockholders are not entitled to dissenters' rights or rights of appraisal with regard to the Actions authorized by the Consent.

VOTING SECURITIES

Our authorized capital stock consists of 50,000,000 shares of Common Stock. Pursuant to Section 78.350 of the Private Corporations Law, the record date for the actions by written consent in lieu of a meeting was July 1, 2001(the "Record Date"). As of the Record Date, we had 9,986,020 shares of Common Stock issued and outstanding.

Each holder of Common Stock is entitled to one vote per share for the election of directors. Inasmuch as each share of Common Stock is entitled to one vote, the total voting power of all such outstanding shares of Common Stock as of the Record Date was 9,986,020 votes. Holders of Common Stock may not cumulate their votes in the election of directors.

As of the Record Date, Equitable beneficially owned 9,500,000 shares of our Common Stock. Accordingly, pursuant to Sections 78.320 and 78.390 of the Private Corporations Law and our Articles of Incorporation, Equitable's ownership of a majority of the issued and outstanding shares of Common Stock entitled it to elect the director, approve the amendments to our Articles of Incorporation, and effect the forward and reverse stock splits as described hereinafter by written consent in lieu of a meeting. Because Equitable has sufficient voting power to approve the Actions through its ownership of our Common Stock, no other stockholder consents are being solicited and no stockholders' meeting is being held in connection with the Actions. This Information Statement serves as notice of the Actions taken pursuant to Section
78.320  of  the  Private  Corporations  Law.

ITEM NO.  1     ELECTION OF SOLE DIRECTOR

Pursuant to the Consent, the following individual will become duly elected and qualified as the sole director of the Company: LOUIS G. MEHR (the "Sole Elected Director"). The Sole Elected Director shall be responsible for the general management of our business affairs and may exercise all powers of the Company and do all such lawful acts and things as are not limited or prohibited by our Articles of Incorporation or Bylaws, or applicable law, or required to be exercised or done by the stockholders. As our sole director, the Sole Elected Director will be subject to the rights, obligations and responsibilities imposed on our directors by the Articles of Incorporation, the Bylaws and applicable law. The Sole Elected Director shall serve for a term of one year and until his successor shall have been duly elected and qualified or, in the case of removal, until such earlier date as may be established.

Background of Elected Directors and Management. The following summarizes the age, business experience and background of the person to become the sole director pursuant to the Consent and our present management:

   NAME            AGE  POSITION                             POSITION HELD SINCE
   ----            ---  --------                             -------------------
   Louis G. Mehr    68  President, Sole Director             March, 2000
   John Marrou      61  Secretary, Chief Financial Officer   March, 2000

Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between our sole director or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

The sole director and officers will devote their time to our affairs on an "as needed" basis, which, depending on the circumstances, could amount to as little as two hours per month, or more than forty hours per month, but more than likely will fall within the range of five to ten hours per month.

We may employ such additional management personnel, as the Board of Directors deems necessary. We have not identified or reached an agreement or understanding with any other individuals to serve in such management positions, but does not anticipate any difficulty in employing qualified personnel.

A description of the business experience during the past several years for each of the directors and executive officers of the Company is set forth below.

LOUIS G. MEHR, President and sole director, received his L.L.B. from the South Texas College of Law in 1962. Mr. Mehr is retired and not currently licensed to practice law. Mr. Mehr serves as president and a director of Texas Arizona Mining Company; Equitable Assets Incorporated; and LGM Capital, Inc., all private companies.

JOHN MARROU, Secretary and Chief Financial Officer. Mr. Marrou has been involved in all phases of accounting for over thirty years. Mr. Marrou has served as CFO to Centre Capital Corporation, a publicly held company subject to the periodic reporting requirements of the 1934Exchange Act. His current business is providing accounting consulting services to small businesses.

Meetings of Board of Directors. There were no meetings of the Board of Directors held during the last fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of all shares of our Common Stock at July 1, 2001for (i) each person who owns beneficially more than five percent of the outstanding shares of Common Stock (ii) each of our directors, (iii) each named executive officer, and (iv) all directors and officers as a group.

      Beneficial Owner                    Number             Percent (1)(3)
      ----------------                    ------             -------
      Equitable Assets Incorporated    9,500,000(2)           95.1 %
      35 Barracks Road
      3rd Floor
      Belize City, Belize C.A.

      All officers and directors               0(3)            0.0 %
       as a group (2 persons)

     (1) Unless otherwise provided, the calculation of percentage ownership is based on the total number of shares of the Common Stock outstanding as of July 1, 2001, being 9,986,020 shares.
     (2) Equitable Assets Incorporated("EAI") is a Belize corporation. EAI is one hundred percent (100%) owned by the First Madison Trust("FMT"), a Belize personal trust. The settlor and beneficiary of the trust is John Avilez, a Belize citizen and lawyer, who died on April 4, 2000. Mr. Avilez's estate is now the beneficiary of FMT.
     (3) Mr. Mehr is president of EAI but disclaims any beneficial interest in EAI or Unicorp.

EXECUTIVE AND DIRECTOR COMPENSATION

Since 1991, we have not paid salaries or other form compensation to any of our officers or directors.

By appropriate resolution of the Board of Directors, directors may be reimbursed or advanced cash for expenses, if any, relating to attendance at meetings of the Board of Directors.

ITEM NO. 2     AMENDMENT TO THE ARTICLES OF INCORPORATION TO MODIFY CAPITAL
               STRUCTURE

Pursuant to the Consent, we have adopted Articles of Amendment of the Articles of Incorporation of the Company (the "Amendment"), a copy of which is attached hereto as Appendix A. The following description of the Amendment is qualified by reference to the full text of the Amendment described in Appendix A.

The principal effect of the Amendment will be to expand our equity structure by increasing the authorized shares, reducing the par value of the common stock, authorizing blank check preferred, and adopting certain provisions which management believes will make us a more attractive acquisition partner.

Unless otherwise provided our existing authorized $.10 par value Common Stock will be exchanged for new Common Stock, par value of $0.001 per share. The exchange will be on a share for share basis. The number of shares authorized for issuance as Common Stock will be set at 1,500,000,000 shares that represents an increase from the 50,000,000 shares of Common Stock authorized prior to the adoption of the Amendment.

We have no intention of creating or issuing Preferred Stock in the immediate future through any proposed transaction or offering.

Upon the proper filing of Articles of Amendment with the Nevada Secretary of State, the 9,986,020 shares of Common Stock outstanding will be exchanged for 9,986,020 shares of new Common Stock on the basis of one share of new Common Stock in exchange for one share old Common Stock. The 9,986,020 shares of new Common Stock will be issued pursuant to Board of Directors resolution and, upon issuance, will represent fully paid, non-assessable shares of the Company.

Preferred Stock. The Amendment also creates a class of Preferred Stock with 25,000,000 shares authorized and having a par value of $.001per share. The Preferred Stock maybe issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the par value, designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of dividend or interest rates, conversion rights, conversion prices, voting rights, redemption prices and maturity dates.

Reasons For and Effect of the Amendment. Generally, we believe that the adoption of Amendment, will serve the best interests of the Company. First, by increasing the number of securities available for issuance, we have the opportunity to raise additional capital through selected equity financings. Second, we can explore more flexible approaches to equity financing by packaging Common Stock and Preferred Stock offerings for investors. Third, the authorization of additional equity securities provides us greater latitude when engaging in commercial transactions by offering alternative methods of payment.

ITEM  NO.  3   AMENDMENT  TO  THE ARTICLES OF INCORPORATION TO PROVIDE FOR THE
               NUMBER  OF  MEMBERS  OF  THE  BOARD  OF  DIRECTORS

Pursuant to the Consent, the number of directors may consist of from one (1) to nine (9) directors, as determined, from time to time, by the Board of Directors.

Reasons For and Effect of the Amendment. The principal effect of the Amendment will be to reduce the minimum number of directors from 3 to 1 which management believes will make management more cost effective and efficient and a more attractive acquisition partner.

ITEM  NO.  4   AMENDMENT  TO  THE  ARTICLES  OF  INCORPORATION  EXCLUDING  THE
               APPLICATION  OF  CERTAIN  PROVISIONS  OF  NEVADA  LAW

Pursuant to the Consent, we would be excluded from the restrictions imposed upon private corporations by certain provisions of the Nevada Revised Statutes. The terms of Chapter 78 of the Nevada Revised Statues relating to Private
Corporations ("Chapter 78") apply to the Company since it is a Nevada corporation. Under certain circumstances, the following selected provisions of Chapter 78 may delay or make more difficult acquisitions or changes of control of the Company. The Articles and By-laws do not presently exclude the Company from such provisions of Chapter 78. Such provisions also may have the effect of preventing changes in the management of the Company. It is possible that such provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Control  Share  Acquisitions.

Pursuant to Sections 78.378 to 78.3793 of Chapter 78, an "acquiring person" who acquires a "controlling interest" in an "issuing corporation" may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of his or her shares, and the corporation must comply with the demand. For purposes of the above provisions, "acquiring person" means (subject to certain exceptions) any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation. "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority and/or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. Voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. "Control shares" means those outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person became an acquiring person. "Issuing corporation" means a corporation that is organized in Nevada, has 200 or more stockholders (at least 100 of whom are stockholders of record and residents of Nevada) and does business in Nevada directly or through an affiliated corporation. The above provisions do not apply if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that said provisions do not apply. As noted above, the Articles and Bylaws do not exclude the Company from the restrictions imposed by such provisions. Although we do not meet the definition of an Issuing Corporation and therefore are not subject to these provisions, it is possible that such provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Reasons For and Effect of the Amendment. Management believes that definitively excluding the Company from the restrictions imposed by these provisions will make the Company more viable and attractive acquisition partner.

ITEM  NO.  5   APPROVING 100 FOR 1 FORWARD SPLIT IMMEDIATELY FOLLOWED BY 1 FOR
               2003  REVERSE  SPLIT

Pursuant to the Consent, immediately upon the effective date of Articles of Amendment and giving effect to the issuance of new Common Stock, $.001 par value, the outstanding common stock will be forward split 100 shares for each 1 share held of record on July 1, 2001, followed immediately thereafter by a reverse split 1 share for each 2003 shares held, with no shareholder receiving less than 100 shares after the reverse split. The purpose of this action is establish an outstanding share base that will be attractive to acquisition and business combination candidates and to maximize the number of round lot shareholders (shareholders holding at least 100 shares of record) which management believes will make the Company a more attractive acquisition partner. Prior to this action we had 9,986,020 shares of Common Stock outstanding. Giving effect to the 100 for 1 forward split and the 1 for 2003 reverse split, we will have 596,469 shares of Common Stock outstanding.

FINANCIAL  STATEMENTS

The financial statements of the Company appear on Appendix B, attached hereto, and are herein incorporated by reference.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Plan of Operations and Need for Additional Financing

     We are currently inactive with no known tangible assets and are essentially a "blank check" or "shell" company whose current business plan is to seek, investigate, and, if warranted, acquire one or more properties or businesses, and to pursue other related activities intended to enhance shareholder value.

     As of this date, we have not identified any business opportunity that we plan to pursue, nor have we reached any agreement or definitive understanding with any person concerning an acquisition.

     It is anticipated that our officers and directors will continue to initiate contacts with securities broker-dealers and other persons with whom they are acquainted who are involved in corporate finance matters to advise them of our existence and to determine if any companies or businesses they represent have an interest in considering a merger or acquisition with us. No assurance can be given that we will be successful in finding or acquiring a desirable business opportunity, given the limited funds that are available for acquisitions, or that any acquisition that occurs will be on terms that are favorable to us or our stockholders.

     During the fiscal year ending December 31, 2001, and thereafter, we plan to continue with efforts to seek, investigate, and, if warranted, acquire one or more properties or businesses. We also plan to file all required periodical reports and to maintain our status as a fully-reporting company under the Securities Exchange Act of 1934. In order to proceed with our plans for the next year, it is anticipated that we will require additional capital in order to meet our cash needs. These include the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, as well as any costs we may incur in seeking business opportunities.

     No specific commitments to provide additional funds have been made by management or other stockholders, and we have no current plans, proposals, arrangements or understandings with respect to the sale or issuance of additional securities prior to the location of a merger or acquisition candidate. Accordingly, there can be no assurance that any additional funds will be available to allow us to cover our expenses. Notwithstanding the foregoing, to the extent that additional funds are required, we anticipate receiving such funds in the form of advancements from current shareholders without issuance of additional shares or other securities, or through the private placement of restricted securities rather than through a public offering.

     We may also seek to compensate providers of services by issuances of stock in lieu of cash. For information as to our policy in regard to payment for consulting services.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

During the past two fiscal years, we have not had any material disagreements with any accounting principle employed or conclusion reached with regard to our financial statements. During this same period, we have has not dismissed any independent auditor nor has such auditor resigned or refused to stand for reelection.

EFFECTIVE DATE OF THE ACTIONS

In accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations hereunder, the Actions to be effected by the Consent will not take effect until. We will notify its stockholders by filing a Report on Form 8-K with the Commission when the Actions become effective.

OTHER MATTERS

We will pay the cost of distributing this Information Statement, including the cost of assembling and mailing it. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock. We have enclosed herewith a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2000, Appendix B.

Very truly yours,

Louis G. Mehr
President

UNICORP, INC.
One Riverway, Suite 1700
Houston, Texas 77056

January 4, 2002

                                   APPENDIX A

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                  UNICORP, INC.

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                  UNICORP, INC.

     PURSUANT to the provisions of Chapter 78 of the Nevada Revised Statutes, the undersigned corporation (the "Corporation") adopted the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

     The name of the Corporation is UNICORP, INC.

                                   ARTICLE TWO

     The following amendments to the Articles of Incorporation were adopted by written consent of the stockholders of the Corporation dated July 1, 2001:

     A.   THE  ARTICLES  OF  INCORPORATION  OF  THE  CORPORATION  ARE AMENDED BY
          REVISING  ARTICLE  FOUR  THEREOF  TO  READ  AS  FOLLOWS:


                                  "ARTICLE FOUR

               1. Authorized Stock. The total number of shares of stock which the Corporation shall have authority to issue is 1,525,000,000 consisting of 1,500,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), and 25,000,000 shares of Preferred Stock,$ .001 per share (the "Preferred Stock").

               2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Nevada (the "Preferred Stock Deisgnation"), to establish from time to time the number of shares to be included in each such series, and to fix the par value, designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

               3. Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. It is expressly prohibited for any stockholder or class to cumulate votes in any election of directors."

     B. THE ARTICLES OF INCORPORATION ARE AMENDED BY REVISING ARTICLE FIVE THEREOF TO READ AS FOLLOWS:

                                  "ARTICLE FIVE

          The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation, provided that the number of directors may consist of from one (1) to nine (9) directors, as determined, from time to time, by the then existing Board of Directors."

     C. THE ARTICLES OF INCORPORATION ARE AMENDED BY ADDING ARTICLE FOURTEEN THERETO TO READ AS FOLLOWS:

                                "ARTICLE FOURTEEN

          The provisions of Nevada Revised Statutes 78.378 to 78.3793, inclusive, relating to Control Share Acquisitions are not applicable to the Corporation."

                                  ARTICLE THREE

     The number of shares of the Corporation outstanding at the time of such adoption was 9,986,020 common shares with $0.01 par value.

                                  ARTICLE FOUR

     The holders of 9,500,000 shares, constituting a majority of the shares of stock outstanding and entitled to vote on this amendment, have signed a written consent adopting this amendment.


Dated  to  be  effective:  December  18,  2001



By:________________________________________
     LOUIS  G.  MEHR,  President



By:________________________________________
     JOHN  MARROU,  Secretary




THE  STATE  OF  TEXAS               Sec.
                                    Sec.
COUNTY  OF  _________________       Sec.

     BEFORE ME, the undersigned authority, on this day personally appeared Louis G, Mehr, the President of UNICORP, Inc. known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes therein expressed and in the capacity therein stated.

     Given under my hand and seal of office this the _____ day of _________, 2001.




                     ______________________________________
                   Notary Public in and for the State of Texas

                                   APPENDIX B


                              Financial Statements
                                       Of
                                  UNICORP, INC.

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                   __________



                        CONSOLIDATED FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
           FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, AND FOR THE
        PERIOD FROM INCEPTION OF THE DEVELOPMENT STAGE, JANUARY 1, 1998,
                              TO DECEMBER 31, 2000

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                                TABLE OF CONTENTS
                                   __________


                                                                         PAGE(S)
                                                                         -------

Report of Independent Accountants                                          1

Consolidated Balance Sheet as of December 31, 2000                         2

Consolidated Statements of Operations for the years
  ended December 31, 2000 and 1999, and for the
  period from inception of the development stage,
  January 1, 1998, to December 31, 2000                                    3

Consolidated Statements of Stockholder's Deficit for
  the years ended December 31, 2000 and 1999, and
  for the period from inception of the development
  stage, January 1, 1998, to December 31, 2000                             4

Consolidated Statements of Cash Flows for the years
  ended December 31, 2000 and 1999, and for the
  period from inception of the development stage,
  January 1, 1998, to December 31, 2000                                    5

Notes to Consolidated Financial Statements                                6-13

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors and Stockholders
Unicorp, Inc.


We have audited the accompanying consolidated balance sheet of Unicorp, Inc. (a corporation in the development stage) and subsidiaries as of December 31, 2000 and the related consolidated statements of operations, stockholder's deficit and cash flows for the two years in the period then ended and for the period from inception of the development stage, January 1, 1998, to December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Unicorp, Inc.,and subsidiaries as of December 31, 2000, and the results of their operations and their cash flows for the two years in the period then ended and for the period from inception of the development stage, January 1, 1998, to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company is a development stage enterprise, has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans with regard to this matter are also discussed in Note 11. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 3, the accompanying financial statements for the year ended December 31, 1999 have been restated.



                                          /s/  Ham, Langston & Brezina, L.L.P.

Houston, Texas
October 21, 2001

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000
                                   __________

     ASSETS
     ------

Current assets                                                      $         -
                                                                    ------------

    Total assets                                                    $         -
                                                                    ============


LIABILITIES AND STOCKHOLDER'S DEFICIT
-------------------------------------

Current liabilities:
  Accounts payable                                                  $    95,586
                                                                    ------------

    Total current liabilities                                            95,586
                                                                    ------------

Commitments and contingencies

Stockholder's deficit:
  Common stock: $0.01 par value; 50,000,000
    shares authorized; 13,586,020 shares issued and
    outstanding                                                         135,860
  Additional paid-in capital                                          3,759,764
  Accumulated deficit                                                (3,103,754)
  Losses accumulated during the development stage                      (887,456)
                                                                    ------------

    Total stockholder's deficit                                         (95,586)
                                                                    ------------

      Total liabilities and stockholder's
        deficit                                                     $         -
                                                                    ============


  The accompanying notes are an integral part of these consolidated financial statements.

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   __________


                                                                               INCEPTION OF
                                                                                DEVELOPMENT
                                                                                   STAGE,
                                                                                 JANUARY 1,
                                                  YEAR ENDED DECEMBER 31,         1998, TO
                                               ------------------------------   DECEMBER 31,
                                                    2000            1999            2000
                                               --------------  --------------  --------------

General and administrative expense             $      73,086   $     193,132   $     607,278

Litigation expenses                                        -          33,678          33,678

Interest expense                                       4,000          24,000          46,500

Loss from write-down of assets to
  estimated net realizable value                           -         200,000         200,000
                                               --------------  --------------  --------------

Net loss                                       $     (77,086)  $    (450,810)  $    (887,456)
                                               ==============  ==============  ==============

Basic and dilutive net loss per common share   $       (0.01)  $       (0.01)
                                               ==============  ==============

Weighted average common shares outstanding
  (basic and dilutive)                             8,216,156         448,222
                                               ==============  ==============


  The accompanying notes are an integral part of these consolidated financial statements.

                                                        UNICORP, INC.
                                           (A CORPORATION IN THE DEVELOPMENT STAGE)
                                       CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                                   FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999, AND FOR
                                     THE PERIOD FROM INCEPTION OF THE DEVELOPMENT STAGE,
                                            JANUARY 1, 1998, TO DECEMBER 31, 2000
                                                          __________


                                                                                                       LOSSES
                                                                                                     ACCUMULATED
                                                                        ADDITIONAL                   DURING THE
                                                    COMMON  STOCK        PAID-IN      ACCUMULATED    DEVELOPMENT
                                                 SHARES      AMOUNT      CAPITAL        DEFICIT         STAGE        TOTAL
                                               -----------  ---------  ------------  -------------  -------------  ----------
Balance at December 31, 1997                       11,998   $    120   $ 3,096,134   $ (3,103,754)  $          -   $  (7,500)

Common stock issued for services provided to
  the Company                                      49,132        491       245,169              -              -     245,660

Common stock issued for cash                       17,580        176        87,724              -              -      87,900

Common stock issued in recapitalization by
  Laissez-Faire Group, Inc. (See Note 8)          188,000      1,880        (1,880)             -              -           -

Net loss, as restated                                   -          -             -              -       (359,560)   (359,560)
                                               -----------  ---------  ------------  -------------  -------------  ----------

Balance at December 31, 1998, as restated         266,710      2,667     3,427,147     (3,103,754)      (359,560)    (33,500)

Common stock issued for services provided to
  the Company                                     219,310      2,193       183,150              -              -     219,310

Common stock of Auto Azxpt.com issued by the
  Company (See Note 10)                         3,600,000     36,000       (36,000)             -              -           -

Cancellation of Auto Azxpt.com common stock
  based upon unsuccessful closing of the
  transaction (See Note 10)                    (3,600,000)   (36,000)       36,000              -              -           -

Net loss, as restated                                   -          -             -              -       (450,810)   (450,810)
                                               -----------  ---------  ------------  -------------  -------------  ----------

Balance at December 31, 1999                    4,086,020     40,860     3,608,264     (3,103,754)      (810,370)   (265,000)

Issuance of common stock to complete zeolite
  inventory purchase from Equitable             9,500,000     95,000       151,500              -              -     246,500

Net loss                                                -          -             -              -        (77,086)    (77,086)
                                               -----------  ---------  ------------  -------------  -------------  ----------

Balance at December 31, 2000                   13,586,020   $135,860   $ 3,759,764   $ (3,103,754)  $   (887,456)  $ (95,586)
                                               ===========  =========  ============  =============  =============  ==========


  The accompanying notes are an integral part of these consolidated financial statements.

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   __________


                                                                                     INCEPTION OF
                                                                                      DEVELOPMENT
                                                                                         STAGE,
                                                                                       JANUARY 1,
                                                        YEAR ENDED DECEMBER 31,         1998, TO
                                                     ------------------------------   DECEMBER 31,
                                                          2000            1999            2000
                                                     --------------  --------------  --------------
Cash flows from operating activities:
  Net loss                                           $     (77,086)  $    (542,674)  $    (887,456)
  Adjustment to reconcile net loss to net cash
    used in operating activities:
    Common stock issued for services                                       219,310         464,970
    Other expense related to improper issuances
      of Auto Azxpt.com common stock                             -          34,310          34,310
    Write-down of assets to estimated net
      realizable value                                           -         200,000         200,000
    Increase in accounts payable and accrued
      liabilities                                           77,086          28,364         134,586
                                                     --------------  --------------  --------------

        Net cash used by operating activities and
          net increase in cash and cash equivalents              -               -         (87,900)
                                                     --------------  --------------  --------------

Cash flows from financing activities:
  Proceeds from sale of common stock                             -               -          87,900
                                                     --------------  --------------  --------------

        Net cash provided by financing activities                -               -          87,900
                                                     --------------  --------------  --------------

Net increase (decrease) in cash and cash
  equivalents                                                    -               -               -

Cash and cash equivalents, beginning of year                     -               -               -
                                                     --------------  --------------  --------------

Cash and cash equivalents, end of year               $           -   $           -   $           -
                                                     ==============  ==============  ==============

Non-cash investing and financing activities:
  Note payable contributed as additional paid-in
    capital                                          $     200,000   $           -   $     200,000

  Accrued interest contributed as additional
    paid-in capital                                         46,500               -          46,500


  The accompanying notes are an integral part of these consolidated financial statements.

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   __________


1.   DESCRIPTION  OF  BUSINESS
     -------------------------

     Unicorp, Inc. (the "Company") was originally incorporated on May 8, 1981 in the state of Nevada under the name of Texoil, Inc to engage in minerals exploration, production, refining and transportation. The Company is approximately 97% owned by Equitable Assets Incorporated (the "Parent" or "Equitable"), a Belize corporation. With the exception of a transaction involving the Parent, the Company has not been engaged in any significant activities since 1992 when both the Company and its subsidiaries ceased active operations and liquidated their operating assets. The Company is now considered a development stage enterprise because it has not yet commenced, nor raised significant revenue from, new commercial operations and because its current efforts are focused almost entirely on maintenance of corporate status and capital raising activities. The Company has four wholly-owned subsidiaries as follows:

          Marcap International, Inc. ("Marcap") - This subsidiary was incorporated in Texas on August 23, 1984, as Whitsitt Oil Company to engage in oil & gas exploration and production activities in Ohio and Texas. Marcap was acquired by the Company in 1988 and the name, Whitsitt Oil Company, was changed to Martex Trading Co., Inc. and subsequently to Marcap.

          Texas-Nevada Oil & Gas Co., Inc. ("TNOG") - This subsidiary was incorporated in Texas on June 15, 1981, to hold and operate the Company's mineral interests in the State of Texas. (See Note 10)

          Laissez-Faire Group, Inc. ("LFGI") - This subsidiary was incorporated in Texas on August 16, 1996 and acquired by the Company on December 31, 1997. LFGI has not yet engaged in any significant business activities.

          Med-X Systems, Inc. ("Med-X") - This subsidiary was incorporated in Texas on December 21, 1987 to engage in the business of management and processing of medical claims for the medical profession. Med-X was acquired by the Company in 1988; however, the Company liquidated Med-X's assets and exited the medical claims business in 1989.

     The date of inception of the development stage of the Company for purposes of financial reporting is considered to be January 1, 1998, because on or about that date management began planning future activities for the dormant company. Accordingly, in accordance with Statement of Financial Accounting Standards #7, Accounting and Reporting by Development Stage Enterprises,
                     ----------------------------------------------------------
     the accompanying financial statements include cumulative amounts from January 1, 1998, the inception of the development stage.


2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     ----------------------------------------------

     PRINCIPLES  OF  CONSOLIDATION
     -----------------------------

     The consolidated financial statements include the accounts of Unicorp, Inc., and its wholly-owned and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Investments in which the Company has the ability to exercise significant influence but not control, are accounted for by the equity method. All other investments are carried at cost, or less than cost if the investment is impaired.

     CASH  AND  CASH  EQUIVALENTS
     ----------------------------

     Cash and cash equivalents include all cash balances and any highly liquid short-term investments with an original maturity of three months or less.


                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
     -----------------------------------------------------

     INCOME TAXES
     ------------

     The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. This method also requires the recognition of future tax benefits such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     NET LOSS PER COMMON SHARE
     -------------------------

     Basic and dilutive net loss per common share for the years ended December 31, 2000 and 1999 have been computed by dividing net loss by the weighted average number of shares of common stock outstanding during these periods.

     ZEOLITE  INVENTORY
     ------------------

     The Company's zeolite inventory, a mineral/raw material with various industrial uses, is recorded at the lower of cost or estimated net realizable value. Cost has been determined using the first-in, first-out ("FIFO") method.

     INVESTMENT IN AZ CAPITAL, INC.
     ------------------------------

     The company has an investment in 596,469 shares or approximately 8.7% of AZ Capital, Inc. The investment has been reported at cost as adjusted to estimated net realizable value and net asset value of $-0-. (See Note 4).

     ESTIMATES
     ---------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS
     -----------------------------------

     The Company includes fair value information in the notes to the financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.

     COMPREHENSIVE INCOME
     --------------------

     The Company has adopted Statement of Financial Accounting Standard ("SFAS") No. 130, "Reporting Comprehensive Income". Comprehensive income includes such items as unrealized gains or losses on certain investment securities and certain foreign currency translation adjustments. The Company's financial statements include none of the additional elements that affect comprehensive income. Accordingly, comprehensive income and net income are identical.


                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________


2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED
     ----------------------------------------------------------

     SEGMENT  INFORMATION
     --------------------

     The Company has adopted SFAS 131, "Disclosures About Segments of an Enterprise and Related Information". SFAS 131 requires a company to disclose financial and other information, as defined by the statement, about its business segments, their products and services, geographic areas, major customers, revenues, profits, assets and other information. The Company currently operates in only one business segment and does not have geographically diversified business operations.


3.   PRIOR  PERIOD  ADJUSTMENTS
     --------------------------

     Effective January 1, 1998, the Company entered into a transaction with Equitable, now the Company's parent, to acquire 58,286 tons of zeolite inventory. The Company's acquisition of the zeolite inventory ultimately resulted in Equitable's ownership of the Company. The zeolite inventory should have been recorded based upon the fair value of the consideration that the Company gave and the only reliable measure of value for the acquisition is the $200,000 note payable that the Company issued. The original value assigned to the acquisition was $10,200,000, based upon the sales price stated in the sale contract and an appraisal that did not properly address the size of the market or quality of the zeolite inventory. The sales contract for the zeolite inventory included a provision for the Company to issue classes of stock not provided for in the Company's articles of incorporation. Further, at the time of the transaction, the Company was an essentially inactive corporation with only minimal value associated with its stock, indicating that the value assigned to the zeolite represented an error at the time the 1998 unaudited financial statements were prepared.

     During 1998 the Company also recorded an investment in an affiliate at a value in excess of current fair value of the investment. The investment in the affiliate was acquired in exchange for an option to purchase one of the Company's subsidiaries.

     Finally, the Company made cut-off errors that resulted in the recognition of certain expenses in improper accounting periods.

     The impact of correcting these errors in application of generally accepted accounting principles on the financial statements as of and for the year ended December 31, 1999 is as follows:

                                                                       1999
                                                                   -------------

           Decrease in non-current assets                          $(10,609,860)

           Decrease in current liabilities                         $    696,011

           Decrease in non-current liabilities                     $    200,000

           Decrease in Series A preferred stock                    $  5,800,000

           Decrease in common stock and additional                 $  4,102,789
             paid-in capital

           Decrease in accumulated deficit and
             losses incurred during the development
             stage                                                 $   (188,940)

           Increase in net loss                                    $    216,132


                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________


4.   OPTION TRANSACTION WITH AZ CAPITAL, INC. ("AZ CAPITAL")
     -------------------------------------------------------

     Effective January 1, 1998, the Company entered into an agreement with AZ Capital under which Unicorp granted AZ Capital an option to acquire one of its wholly-owned subsidiaries, Whitsitt Oil Company, Inc. (now Marcap International, Inc.). The option, which was never exercised, was provided in exchange for 596,469 shares of AZ Capital's common shares. At the date of the option, AZ Capital was a dormant subsidiary of Equitable and had no assets or liabilities. Accordingly, the option was not valued in the Company's financial statements. Equitable became the Company's parent in a separate transaction on March 1, 1998 (See Note 9).


5.   NOTE PAYABLE TO THE PARENT
     --------------------------

     The note payable to the Parent is an unsecured promissory note originally bearing interest at 6% per year and due April 15, 1998. The Company did not repay the note at maturity and the interest rate increased to 12% per year. This note originated in connection with the Zeolite Purchase (See Note 9).


6.   INCOME TAXES
     ------------

     The tax effects of temporary differences that give rise to deferred tax assets at December 31, 2000 are as follows:

        Net operating loss carryforward                             $ 1,012,000
                                                                    ------------

        Total gross deferred tax assets                               1,012,000

        Less valuation allowance                                     (1,012,000)
                                                                    ------------

        Net deferred tax assets                                     $         -
                                                                    ============

     The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss is as follows:

                                         2000                     1999
                                 ----------------------  -----------------------
                                            PERCENTAGE               PERCENTAGE
                                            OF PRE-TAX               OF PRE-TAX
                                  AMOUNT       LOSS        AMOUNT       LOSS
                                 ---------  -----------  ----------  -----------

     Benefit for income tax at
       federal statutory rate    $ 26,209        34.0%   $ 153,275         34.0%

     Non-deductible expenses            -           -     (141,714)       (31.4)

     Increase in valuation
       allowance                  (26,209)      (34.0)     (11,561)        (2.6)
                                 ---------  -----------  ----------  -----------

       Total                     $      -           -%   $       -            -%
                                 =========  ===========  ==========  ===========



                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________


6.   INCOME TAXES, CONTINUED
     -----------------------

     As of December 31, 2000, for U.S. federal income tax reporting purposes, the Company has approximately $2,900,000 of unused net operating losses ("NOL's") available for carryforward to future years. The benefit from carryforward of such NOL's will expire during the years ended December 31, 2001 to 2020. Because the Company's 1998 transaction with Equitable for purchase of Zeolite inventory resulted in more than a 50 percent change in shareholder ownership percentages, the provisions of Section 382 of the Internal Revenue Code severely limit the Company's ability to utilize its NOL carryforwards to reduce future taxable income and tax liabilities.
     Additionally, because United States tax laws limit the time during which NOL carryforwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOL for federal income tax purposes should the Company generate taxable income. Based on the above limitations, the Company has significant NOL carryforwards for which realization of tax benefits is uncertain.


7.   STOCKHOLDERS' EQUITY
     --------------------

     Effective January 20, 1998, the Company's board of directors declared a 273 to 1 reverse stock split and effective February 11, 1999, the Company's board of directors declared a 5 for 1 reverse stock split. These reverse stock splits have been reflected in the accompanying financial statements and all references to common stock outstanding, additional paid-in capital, weighted average shares outstanding and per share amounts prior to the record dates of the reverse stock splits have been restated to reflect the stock splits on a retroactive basis.

     Effective March 6, 2000, the Company's board of directors adopted amendments to the Company's articles of incorporation that increased its outstanding shares from 50,000,000 shares having a par value of $0.01 per share to 300,000,000 shares having a par value of $0.0001 per share. The amendments also provided for multiple classes of common stock and serial preferred stock. These amendments were never presented to the stockholders for approval and have not been given effect in these financial statements.


8.   RECAPITALIZATION
     ----------------

     On December 31, 1997, the Company entered into an agreement with the Laissez-Faire Group, Inc. ("Laissez-Faire") and its sole stockholder, L. Mychal Jefferson II, under which the Company agreed to acquire 100% of the outstanding common stock of Laissez-Faire in exchange for 188,000 shares or 94% of the Company's outstanding common stock. This transaction was actually a recapitalization of the Company by Laissez-Faire, a newly formed corporation with no assets, liabilities or operating history. Laissez-Faire, as the acquirer, gave up no significant assets to complete the acquisition and the Company remained a shell corporation with no significant assets, liabilities or operations after the acquisition. The Company, at the time of the Laissez-Faire agreement, believed that Mr. Jefferson would bring business opportunities to the Company that would allow for significant growth and positive returns for stockholders. However, such business opportunities and improvements in stockholder value did not materialize.


9.   ZEOLITE INVENTORY PURCHASE
     --------------------------

     On March 1, 1998, the Company entered into a transaction (the "Zeolite Purchase") for purchase of 58,286 tons of zeolite inventory from Equitable. The purchase and sale agreement was altered at various dates to reflect changes arising from litigation and from mutual agreements between the Company and Equitable. The Zeolite Purchase ultimately resulted in the acquisition of the Company by Equitable because Equitable stockholders emerged from the Transaction with approximately 95% ownership of the Company.


                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________


9.   ZEOLITE INVENTORY PURCHASE, CONTINUED
     -------------------------------------

     Following is an analysis of the progression of events and circumstances underlying the Zeolite Purchase:

     - On March 1, 1998 the Company agreed to acquire 58,286 tons of zeolite inventory, FOB mine site, in exchange for a $200,000 promissory note, 420,000 shares of the Company's Class A common stock and 58,000 shares of the Company's Series A preferred stock. The Zeolite Purchase has been reflected in the accompanying financial statements at a cost of $200,000, based on the value of the promissory note. The promissory note was deemed to be the only item of reliable value exchanged in the transaction because at the time of the Zeolite Purchase, the Company was a shell corporation with no significant assets, liabilities or operations.

     - When the Zeolite Purchase was negotiated, the Company was not authorized to issue preferred stock or multiple classes of common stock. This issue, coupled with the fact that the Company was unable to repay the $200,000 promissory upon maturity, resulted in litigation being filed against the Company by Equitable.

     - On March 1, 1999, Equitable was awarded 9,500,000 shares of the Company's Class A common stock and 9,500,000 shares of the Company's Class B common stock in final settlement of the Zeolite Purchase, including the $200,000 promissory note. The Company incurred legal fees of $33,678 in the litigation surrounding the Zeolite Purchase and those fees are reflected in the accompanying statement of operations for the year ended December 31, 1999.

     - At December 31, 1999, the zeolite inventory acquired in the Zeolite Purchase was written down to zero because the Company's planned usage of the mineral was abandoned and because management felt that it was not readily salable and did not fit into the Company's future plans. The impairment of the value of the zeolite is reflected as a $200,000 write-down of assets to estimated net realizable in the accompanying statement of operations for the year ended December 31, 1999

     - The March 1, 1999 final settlement of the Zeolite Purchase presented further problems for the Company because the Company was still not authorized to issue multiple classes of common stock.

     - The Company issued 9,500,000 shares of common stock to Equitable on March 9, 2000 and the accompanying financial statements show the $200,000 promissory note and related accrued interest of $46,500 being converted to equity at that date.

     - The 9,500,000 shares of common stock issue to settle the Zeolite Purchase was far less than the 19,000,000 shares ( 9,500,000 shares of Class A common stock and 9,500,000 shares of Class B common stock) called for in the final settlement; however, Equitable's ownership interest in the Company exceeded 95% at December 31, 2000. Accordingly, subsequent to December 31, 2000, Equitable agreed that the 9,500,000 shares of common stock that it had already received to settle the Zeolite Purchase represented full and final settlement and that no additional issuance of shares was required.


10.   AUTO  AXZPT.COM,  INC.  TRANSACTION
      -----------------------------------

     On March 1, 1999, the Company signed an agreement and plan of reorganization (the "Agreement") with R. Noel Rodriguez ("Rodriguez") and the shareholders of Auto Axzpt.com, Inc., a Texas corporation in formation ("Auto Axzpt.com"), whereby the Company agreed to acquire all of the outstanding shares of the capital stock of Auto Axzpt.com in exchange for 3,600,000 shares of the Company's common stock. If the Agreement had been valid, it would have represented a recapitalization of the Company; however, problems associated with the Agreement prevented it from becoming effective. Following is a description of the key provisions of the Agreement, problems that prevented the Agreement from becoming effective and the related accounting treatment in the accompanying financial statements:


                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________

10.   AUTO AXZPT.COM, INC. TRANSACTION, CONTINUED
      -------------------------------------------

          On March 1, 1999 the Agreement was signed by the Company and Rodriguez with the intent that the Company would become a re-capitalized internet business managed by Rodriguez. The agreement was predicated upon the incorporation and good standing of Auto Axzpt.com, the completion of public offering of common stock by Auto Axzpt.com and the active commencement of business by Auto Axzpt.com, among other requirements. The requirements, upon which the Agreement was predicated, were never met.

          In Connection with the agreement, the Company's board of directors voted to change the Company's name to Auto Axzpt.com and to change the Company's trading symbol from "UNIC" to "AXPT". The name change required the approval of the Company's stockholders, and such approval was never presented for a vote to the stockholders.

          Company management, unaware that Auto Axzpt.com was not a legally established corporation, instructed the Company's stock transfer agent to issue Auto Axzpt.com shares to the Company's existing stockholders in replacement of their Unicorp, Inc shares and to issue 3,600,000 shares to Rodriguez as per the terms of the Agreement.

          In late 1999, management determined that the problems associated with the agreement, as described above, would prevent it from becoming effective. Accordingly, in 2000 steps were taken to restore the Company's trading symbol to "UNIC". However, steps were not taken until 2001 to cancel the Auto Axzpt.com shares issued to the Company's existing stockholders and to Noel Rodriguez.

     The issuance of Auto Axzpt.com common stock has been presented in the accompanying statement of stockholder's deficit as both an issuance and a reversal in the year ended December 31, 1999. The Auto Axzpt.com shares have not been considered in the calculation of loss per share because they represent a contingent issuance with an antidilutive effect as described in Statement of Financial Accounting Standards No. 128 "Earnings Per Share".
                                                            ------------------


11.  GOING CONCERN CONSIDERATIONS
     ----------------------------

     Since its emergence as a development stage enterprise, the Company has not generated any revenue and is dependent on debt and equity infusions from the Parent or outside sources to sustain its operations. As shown in the accompanying financial statements, for the year ended December 31, 2000 and 1999, the Company incurred a net loss of $(77,086) and $(450,810), respectively. At December 31, 2000 the Company had an accumulated deficits of $(3,103,754), losses accumulated during the development stage of $(887,456), a stockholders' Deficit of $(95,586), and negative working capital of $(95,586). These factors raise substantial doubt about the Company's ability to continue as a going concern.

     In order to address its liquidity situation, management has decided that it will attempt to sell majority interests in certain of its subsidiaries, while retaining a minority interest.

     There can be no assurances that the Company can raise adequate cash to continue funding its operations or that qualified buyers for its subsidiaries can be found. There can also be no assurances that the Company can attain profitability. The Company's long-term viability as a going concern is dependent upon three key factors, as follows:

     1. The Company's ability to obtain adequate sources of funding to continue its present business plan.

     2. The ability of the Company to sell its subsidiaries to viable businesses while retaining a minority interest.

     3. The ability of the Company to ultimately achieve adequate profitability and positive cash flows to sustain its operations.


                                    Continued

                                  UNICORP, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   __________


12.  SUBSEQUENT EVENT
     ----------------

     Effective March 6, 2000, the Company's board of directors adopted amendments to the Company's articles of incorporation that increased its outstanding shares from 50,000,000 shares having a par value of $0.01 per share to 300,000,000 shares having a par value of $0.0001 per share. The amendments also provided for multiple classes of common stock and serial preferred stock. These amendments were never presented to the stockholders for approval and have not been given effect in these financial statements.

     On March 23, 2001, the Company entered into an agreement with the TNOG, the Parent, and Opportunity Acquisition Company ("Opportunity") under which the Company agreed to merge TNOG with Opportunity in a transaction (the "Transaction") that will be treated as a recapitalization of Opportunity. Under the Transaction, the parties agreed to the following:

- The Company will "spin-off" TNOG to its stockholders and promptly thereafter the Company and TNOG will register the TNOG's common stock on Form 10-SB in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").

- Following the completion of the spin-off and effective registration of the TNOG's common stock, Opportunity will merge (the "Merger") with the TNOG through the exchange of 5% of its common stock for 100% of the TNOG's common stock.

- Opportunity, in connection with the Information Statement and as part of the Merger, will prepare a registration statement on Form S-4 under the Securities Act of 1933 to register the Opportunity common stock received by the Company's stockholders.

- If the Company, the Parent and TNOG comply with all requirements of the Transaction, Opportunity will pay up to $75,000 of the costs of the Transaction through cancellation of a $75,000 promissory note that was originated as part of the Transaction.

- The Company and TNOG will prepare and send to the Company's stockholders an information statement (the "Information Statement") required by the Exchange Act in connection with obtaining approval for the Merger.